INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Noncurrent:
Fixed assets	$ (219)	$ (133)
Stock-based and performance share compensation.	2,286	4,456
Equity method investments	(187)	(835)
Accrual to cash adjustment	(4,368)	(6,916)
Section 163(J) limitation		81
Net operating loss and carryforward	2,211	1,357
Intangibles	(10)
Debt issuance costs	32
Accretion expense	(344)
Other		(20)
Deferred Tax Liabilities, net	$ (599)	$ (2,010)